UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2005

PANAMERICAN BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33451

(Address of principal executive offices) (Zip Code)

305-421-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01

Other Events.

PanAmerican Bancorp, a Delaware corporation (the “Company”), announced today that it has suspended the exercise of its outstanding Series D Common Stock Purchase Warrants (“the Series D Warrants”) until it has filed an amendment to the registration statement covering the exercise of the Series D Warrants with the Securities and Exchange Commission and such amendment has been declared effective by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

Dated: June 15, 2005

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